UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

      Date of Report (Date of earliest event reported): September 16, 2002





                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-11688               95-3889638
           --------                       -------               ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       Lakepointe Centre I,
     300 E. Mallard, Suite 300
            Boise, Idaho                                         83706
            ------------                                         -----
(Address of principal executive offices)                       (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 16, 2002, American Ecology Corporation's Board of Directors, upon recommendation of the Audit Committee, engaged Moss Adams LLP as independent auditor, replacing Balukoff Lindstrom & Co.

Balukoff Lindstrom & Co.'s reports on American Ecology Corporation's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During American Ecology Corporations's two most recent fiscal years and through the date of Balukoff Lindstrom & Co.'s dismissal, there were no disagreements with Balukoff Lindstrom & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Balukoff Lindstrom & Co's satisfaction, would have caused Balukoff Lindstrom & Co. to make reference to the subject matter in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

American Ecology Corporation has provided Balukoff Lindstrom & Co. with a copy of the above disclosures. Attached as Exhibit 16 is a copy of Balukoff Lindstrom & Co's letter, dated September 18, 2002, stating its agreement with such statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.  The following exhibit is filed as part of this report:

Exhibit 16 Letter from Balukoff Lindstrom & Co. to the Securities & Exchange Commission dated September 18, 2002.



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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 AMERICAN ECOLOGY CORPORATION
                                                 (Registrant)






Date:  September 18, 2002                        By:  /S/ Michael J. Gilberg
                                                 Michael J. Gilberg
                                                 Vice President and Controller



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
                                    EXHIBIT INDEX

Exhibit                                 Description
-------                                 -----------

16 Letter from Balukoff Lindstrom & Co. to the Securities & Exchange Commission dated September 18, 2002.



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